                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  February 5, 1997



                              TELEGEN CORPORATION
             (Exact name of registrant as specified in its charter)

           California                          14836                         84-067214
-------------------------------      --------------------------         ------------------

(State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
 incorporation)                                                         Identification No.)
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                               101 Saginaw Drive
                        Redwood City, California  94063
                    (Address of principal executive offices)

                                 (415) 261-9400
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         In a press release dated February 5, Telegen Corporation, a California corporation (the "Company"), announced its financial results for its year end and fourth quarter ended December 31, 1996. For the year end the Company reported sales of $534,436, with a net loss of $4,936,742, or a loss per share of $1.10, as compared to sales of $145,795, with a loss of $2,539,806, or a loss per share of $0.91, for the year ended December 31, 1995. For the fourth quarter 1996, sales were $144,366, with a net loss of $2,052,050, or a loss per share of $0.42, as compared to sales of $7,898, with a loss of $1,194,160, or a loss per share of $0.42 for the fourth quarter 1995.

         The financial information referenced herein is modified by the press release attached hereto as an Exhibit as set forth below and is incoporated herein by reference.

         (c)    Exhibits.
                --------

                99.1 Press Release dated February 5, 1997.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TELEGEN CORPORATION



Dated:    February 5, 1997               By:  /s/ Warren M. Dillard
                                              -------------------------
                                              Warren M. Dillard,
                                              Chief Financial Officer
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                              TELEGEN CORPORATION

                          CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

99.1           Press Release dated February 5, 1997.